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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  February 7, 2002


                   CORNERSTONE  REALTY  INCOME  TRUST,  INC.
             (Exact name of registrant as specified in its charter)

          Virginia                  001-12875                54-1589139
(State or other jurisdiction      (Commission             (I.R.S. Employer
      of incorporation)           File Number)          Identification Number)


306 East Main Street, Richmond, VA                              23219
(Address of principal executive offices)                     (Zip Code)

                                 (804) 643-1761
              (Registrant's telephone number, including area code)


ITEM 5.  Other Events and Regulation FD Disclosure

     On February 7, 2002, Cornerstone Realty Income Trust, Inc. issued a press release to report fourth quarter and 2001 results, and to announce the refinement of its property management structure. The press release is attached to this report as an exhibit and is incorporated herein by this reference.


ITEM 7.   Financial Statements and Exhibits

c.  Exhibits.


Exhibit
Number        Description
------        -----------

99.1  Press Release dated February 7, 2002 (FILED HEREWITH)
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Cornerstone Realty Income Trust, Inc.


                                        By:    /s/  Glade M. Knight
                                               -------------------------------
                                                    Glade M. Knight, President


                                        February 12, 2002